Net income (loss) per common share	12 Months Ended
Dec. 31, 2021
Earnings per share [abstract]
Net income (loss) per common share	Net income (loss) per common share:
Diluted net income (loss) per common share is calculated by considering the potential dilution that would occur if outstanding stock options and, under certain circumstances, TSARs were exercised or converted to common shares.
Outstanding TSARs may be settled in cash or common shares at the holder’s option and for purposes of calculating diluted net income (loss) per common share, the more dilutive of the cash-settled and equity-settled method is used, regardless of how the plan is accounted for. Accordingly, TSARs that are accounted for using the cash-settled method will require adjustments to the numerator and denominator if the equity-settled method is determined to have a dilutive effect on diluted net income (loss) per common share as compared to the cash-settled method. The equity-settled method was more dilutive for the year ended December 31, 2021, and an adjustment was required for the numerator. The cash-settled method was more dilutive for the year ended December 31, 2020, and no adjustment was required for the numerator. TSARs, if calculated using the equity-settled method, are considered dilutive when the average market price of the Company's common shares during the period disclosed exceeds the exercise price of the TSAR. For the year ended December 31, 2021 TSARs were dilutive, resulting in an adjustment to the denominator.
Stock options are considered dilutive when the average market price of the Company’s common shares during the period disclosed exceeds the exercise price of the stock option. For the year ended December 31, 2021 stock options were dilutive, resulting in an adjustment to the denominator. For the year ended December 31, 2020, stock options were not dilutive, resulting in no adjustment to the denominator.
A reconciliation of the numerator used for the purposes of calculating diluted net income (loss) per common share is as follows:

For the years ended December 31	2021	2020
Numerator for basic net income (loss) per common share	$482,358	$(156,678)
Adjustment for the effect of TSARs:
Cash-settled recovery included in net income (loss)	(9,168)	—
Equity-settled expense	(5,742)	—
Numerator for diluted net income (loss) per common share	$467,448	$(156,678)
A reconciliation of the denominator used for the purposes of calculating basic and diluted net income (loss) per common share is as follows:

For the years ended December 31	2021	2020
Denominator for basic net income (loss) per common share	76,039,118	76,196,395
Effect of dilutive stock options	7,028	—
Effect of dilutive TSARS	197,631	—
Denominator for diluted net income (loss) per common share	76,243,777	76,196,395

For the years ended December 31, 2021 and 2020, basic and diluted net income (loss) per common share attributable to Methanex shareholders were as follows:

For the years ended December 31	2021	2020
Basic net income (loss) per common share	$6.34	$(2.06)
Diluted net income (loss) per common share	$6.13	$(2.06)